UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         December 30, 2021

ESCALADE, INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

0-6966	13-2739290
(Commission File Number)	(IRS Employer Identification No.)

817 Maxwell Avenue, Evansville, Indiana	47711
(Address of Principal Executive Offices)	(Zip Code)

(812) 467-1358
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock, No Par Value	ESCA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                     ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

On December 30, 2021, Indian Industries, Inc. (“Indian”), a wholly-owned subsidiary of Escalade, Incorporated (“Escalade” or the “Company”) entered into a definitive Asset Purchase Agreement (the “Purchase Agreement”) with Life Fitness, LLC (the “Seller”), a portfolio company of KPS Capital Partners, LP. Pursuant to the Purchase Agreement, Indian has agreed to acquire all of the Seller’s assets relating to the Seller’s Brunswick Billiards business, including certain intellectual property rights to the name “Brunswick Billiards” and derivations thereof and the Seller’s 120,000 square foot distribution facility located in Bristol, Wisconsin. The Seller’s Brunswick Billiard’s business primarily consists of developing, designing, manufacturing, marketing, distributing and selling billiard tables, table tennis games, shuffleboard tables, foosball tables, and air hockey tables.

Indian has agreed to purchase the Brunswick Billiards assets for a purchase price of thirty two million dollars ($32,000,000.00), subject to a net working capital adjustment to be determined as of the closing date. In addition, Indian will assume certain current liabilities included in such net working capital and all liabilities relating to the Brunswick Billiards business arising after the closing of the acquisition. The Purchase Agreement contains customary representations, warranties and covenants of the Seller, including non-competition, non-solicitation of employees, and non-disparagement provisions for the three years following the closing. Two million dollars of the purchase price will be placed into escrow for a period of 18 months to cover indemnification claims, and the Seller’s overall indemnification is capped at six million four hundred thousand dollars except for claims based on fraud or covenants and agreements requiring action or inaction after the closing.

The closing of the acquisition is subject to various conditions and is expected to occur prior to the end of January. The Company anticipates that the funds needed to consummate the acquisition will come from cash on hand and/or borrowings under the Company’s credit facilities.

The foregoing summary of the material terms of the Purchase Agreement is qualified in its entirety by the Purchase Agreement filed as Exhibit 10.1 to this Form 8-K.

Forward-Looking Statements

This report contains forward-looking statements relating to present or future trends or factors that are subject to risks and uncertainties. These risks include, but are not limited to: specific and overall impacts of the COVID-19 global pandemic on Escalade’s financial condition and results of operations; Escalade’s plans and expectations surrounding the transition to its new Chief Executive Officer and all potential related effects and consequences; the impact of competitive products and pricing; product demand and market acceptance; new product development; Escalade’s ability to achieve its business objectives, especially with respect to its Sporting Goods business on which it has chosen to focus; Escalade’s ability to successfully achieve the anticipated results of strategic transactions, including the integration of the operations of acquired assets and businesses and of divestitures or discontinuances of certain operations, assets, brands, and products; the continuation and development of key customer, supplier, licensing and other business relationships; Escalade’s ability to develop and implement our own direct to consumer e-commerce distribution channel; Escalade’s ability to successfully negotiate the shifting retail environment and changes in consumer buying habits; the financial health of our customers; disruptions or delays in our business operations, including without limitation disruptions or delays in our supply chain, arising from political unrest, war, labor strikes, natural disasters, public health crises such as the coronavirus pandemic, and other events and circumstances beyond our control; Escalade’s ability to control costs; Escalade’s ability to successfully implement actions to lessen the potential impacts of tariffs and other trade restrictions applicable to our products and raw materials, including impacts on the costs of producing our goods, importing products and materials into our markets for sale, and on the pricing of our products; general economic conditions; fluctuation in operating results; changes in foreign currency exchange rates; changes in the securities markets; Escalade’s ability to obtain financing and to maintain compliance with the terms of such financing; the availability, integration and effective operation of information systems and other technology, and the potential interruption of such systems or technology; risks related to data security of privacy breaches; and other risks detailed from time to time in Escalade’s filings with the Securities and Exchange Commission. Escalade’s future financial performance could differ materially from the expectations of management contained herein. Escalade undertakes no obligation to release revisions to these forward-looking statements after the date of this report.

Item 7.01 Regulation FD Disclosure.

On January 3, 2022, the Company issued a press release announcing the matters described in Item 1.01. A copy of the Company’s press release is being furnished as Exhibit 99.1 to this Form 8-K. The information (including Exhibit 99.1) being furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(d)         Exhibits

Exhibit	Description
10.1	Asset Purchase Agreement dated December 30, 2021, by and between Indian Industries, Inc. d/b/a Escalade Sports and Life Fitness, LLC (excluding exhibits and schedules which Escalade has determined are not material)
99.1 104	Press Release dated January 3, 2022 Cover Page Interactive Data File, formatted Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2022	ESCALADE, INCORPORATED

	By:	/s/ STEPHEN R. WAWRIN

Stephen R. Wawrin, Vice President and Chief Financial Officer

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